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                                                                    EXHIBIT 10.2

                                FIRST AMENDMENT
                                ---------------
                                       TO
                                       --
                               RESEARCH AGREEMENT
                               ------------------
                                      AND
                                      ---
                          TECHNOLOGY TRANSFER AGREEMENT
                          -----------------------------

         This First Amendment to Research Agreement and Technology Transfer Agreement is made and entered into as of June 23, 2003 by and between GENENCOR INTERNATIONAL, INC. (together with its Affiliates, "GCOR") and THE PROCTER & GAMBLE COMPANY (together with its Affiliates, "P&G"), (hereinafter referred to as "the Parties").

  A. GCOR and P&G (the "Parties") entered into: (i) a Research Agreement effective June 30, 2000 through June 30, 2003 (the "Agreement") with respect to the Parties' program of specific research projects and certain other matters; and (ii) the Parties simultaneously entered into a Technology Transfer Agreement also effective June 30, 2000 through June 30, 2003 (the "TTA") with respect to certain intellectual property rights and certain other matters all consistent with this Agreement and the TTA.

  B. The Parties desire to extend the date through which both the Agreement and TTA between them shall be effective through to and including August 31, 2003.

         NOW, THEREFORE, in consideration of the mutual undertakings of the Parties as set forth below as well as other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, GCOR and P&G do hereby mutually agree as follows:

    1. With respect to Section 7.A of the Agreement, the first and second sentences, the date of "June 30" shall be deleted and replaced with "August 31."

    2. With respect to Section 43 of the TTA, the first sentence, the date of "June 30" shall be deleted and replaced with "August 31."

    3. For the avoidance of doubt, and notwithstanding any other provision contained in either the Agreement or the TTA, neither Party shall be liable for any additional payments for research and development programs or related work during the term of this extension.

    4. All terms and conditions of the Agreements remain in full force and effect as modified hereby and are hereby ratified by the Parties.

    5. After full execution of this First Amendment to the Agreement and the TTA , each shall be deemed to include the modifications herein.

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                                      - 2 -


    6. This Agreement may be executed in two or more counterparts, but together shall constitute two originals, one to be appended to the Agreement and the other to the TTA.

           IN WITNESS WHEREOF, the Parties have caused this First Amendment to
  Research Agreement and Technology Transfer Agreement to be executed by and through their duly authorized representatives as of the date first above written.
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GENENCOR INTERNATIONAL, INC.                                  THE PROCTER & GAMBLE COMPANY

200 Meridian Centre Blvd.                                     One Procter & Gamble Plaza
Rochester, New York 14618                                     Cincinnati, Ohio 45202
By:             /s/  Thomas J. Pekich                       By:           /s/ Keith Grime
                -------------------------------------------               -------------------------------------------

Name:           Thomas J. Pekich                            Name:         Keith Grime
                -------------------------------------------               -------------------------------------------

Title:          Group Vice President                        Title:        Vice President,
                Bioproducts                                               Research & Development
                -------------------------------------------               -------------------------------------------

Date:           June 30, 2003                               Date:         6/30/03
                -------------------------------------------               -------------------------------------------

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